UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55107	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

720 South Colorado Boulevard, Suite 1150N, Denver, CO 80246

(Address of Principal Executive Office) (Zip Code)

(303) 333-4224

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On May 16, 2014 following the market close, EDGAR Online, which supplies information to Yahoo! Finance, erroneously posted historical financial statements of the Company through March 31, 2013,  which was almost 15 months old. Since March 31, 2013, the Company has changed its fiscal year to April 30th, and has restated its financials reflecting a discontinued operation. Additionally, the Company has filed a Form 10-KT and three Form 10-Q's based on the new fiscal year, including one on March 17, 2014.  The Company is working diligently with EDGAR Online to remove these stale financials from its publishers such as Yahoo! Finance and post all historical financial statements as filed with the Securities and Exchange Commission.  The Company intends to file its Form 10-K for the year ended April 30, 2014 in July 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: May 20, 2014	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer